Rule 497(e)
File Nos. 333-130820 and 811-08183

SCHWAB SELECT ANNUITY®

SUPPLEMENT Dated December 30, 2008

To the Prospectus dated May 1, 2008 for the

Variable Annuity-1 Series Account

of First Great-West Life & Annuity Insurance Company

Effective as of December 19, 2008, the Schwab Money Market Portfolio™ has elected to continue its participation in the Temporary Guarantee Program for Money Market Funds (the “Program”) established by the U.S. Department of the Treasury (the “Treasury”). The Treasury announced an extension of the Program for the period from December 19, 2008 through April 30, 2009. As a result, effective December 19, 2008, the current investment objective for such portfolio on page 19 of the Prospectus is deleted in its entirety and replaced with following:

“Schwab Money Market Portfolio™ seeks the highest current income consistent with stability of capital and liquidity. This Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation. The Board of Trustees of the Portfolio has approved participation in the Temporary Guarantee Program for Money Market Funds (the “Program”) established by the U.S. Department of the Treasury (the “Treasury”).

Under the Program, the Treasury will guarantee the share price of shares of the Fund outstanding as of September 19, 2008 at $1.00 per share if the Fund’s net asset value falls below $0.995 (a “Guarantee Event”). Recovery under the Program is subject to certain conditions and limitations, including the following:

•

For each shareholder of the Fund, the Program provides a guarantee for the lesser of (a) the number of shares of the Fund owned by the shareholder at the close of September 19, 2008, or (b) the number of shares of the Fund owned by the shareholder on the date of the Guarantee Event. The Program does not protect investors who were not shareholders of the Fund on September 19, 2008.

•	The total amount of coverage available for all participants in the Program is limited to the amount of funds available under the Federal Exchange Stabilization Fund at the time of a Guarantee Event (currently approximately $50 billion).

•	Recovery under the Program requires the Fund to liquidate.

•	In order to recover, a Guarantee Event must occur during the term of the Program, including any extension of the Program. The Program may be extended beyond April 30, 2009, at the sole discretion of the Treasury, but it expires not later than September 18, 2009.

There can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.”

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2008. Please keep this supplement for future reference.